Credit Suisse First Boston
ABSC 2005-HE8
638 records
Investment property and Second Homes

Selection Criteria: Investment property and Second Homes
Table of Contents
  Principal balance at Origination
  Remaining Principal Balance
  Fico Scores
  Original Term
  Remaining Term
  Property Type
  Occupancy Status
  Loan Purpose
  Original Loan to Value Ratio
  COMBINED LOAN-TO-VALUE RATIO OF THE LOANS
  Geographic Distribution By Balance
  Documentation
  Mortgage Rate
  Maximum Rate
  Gross Margin
  Next Rate Adjustment Date
  Original Number of Months to Expiration Of Prepayment Penalty Term
  Loan Types
  Credit Grade
  Lien Position
  DTI

1. Principal balance at Origination

Principal balance at Origination	Number Of Loans	Aggregate Original Principal Balance	% Loans by Original Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
1 - 25,000	1	$23,400.00	0.02%	583	100.00%	10.950%	0.00%
25,001 - 50,000	27	1,099,838.00	0.89	666	93.56	9.642	0.00
50,001 - 75,000	94	5,712,738.00	4.65	627	85.40	8.730	0.00
75,001 - 100,000	66	5,772,136.00	4.69	643	82.16	8.078	0.00
100,001 - 125,000	55	6,172,070.00	5.02	632	83.51	8.123	0.00
125,001 - 150,000	55	7,443,943.00	6.05	654	83.86	8.013	0.00
150,001 - 175,000	47	7,651,128.00	6.22	650	85.87	7.959	0.00
175,001 - 200,000	52	9,723,462.00	7.91	674	86.47	7.920	0.00
200,001 - 250,000	71	16,040,409.00	13.04	658	84.43	7.894	0.00
250,001 - 300,000	48	13,142,287.00	10.69	647	85.33	7.993	0.00
300,001 - 400,000	71	24,852,777.00	20.21	664	86.65	7.935	0.00
400,001 - 500,000	32	14,533,175.00	11.82	664	82.35	7.645	0.00
500,001 - 600,000	14	7,681,050.00	6.25	667	83.62	7.972	0.00
600,001 - 700,000	5	3,128,972.00	2.54	701	85.10	7.202	0.00
Total:	638	$122,977,385.00	100.00%	658	84.89%	7.959%	0.00%

Mimimum Original Balance: 23,400.00
Maximum Original Balance: 675,000.00
Average Original Balance: 192,754.52

Top

2. Remaining Principal Balance

Remaining Principal Balance	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
1 - 25,000	1	$23,400.00	0.02%	583	100.00%	10.950%	0.00%
25,001 - 50,000	27	1,099,365.58	0.89	666	93.56	9.642	0.00
50,001 - 75,000	94	5,708,385.52	4.64	627	85.40	8.730	0.00
75,001 - 100,000	66	5,766,904.78	4.69	643	82.16	8.078	0.00
100,001 - 125,000	55	6,166,577.28	5.02	632	83.51	8.123	0.00
125,001 - 150,000	55	7,439,184.46	6.05	654	83.86	8.013	0.00
150,001 - 175,000	47	7,647,407.20	6.22	650	85.87	7.959	0.00
175,001 - 200,000	52	9,717,774.69	7.91	674	86.47	7.920	0.00
200,001 - 250,000	71	16,031,510.31	13.04	658	84.43	7.894	0.00
250,001 - 300,000	48	13,134,038.77	10.69	647	85.33	7.993	0.00
300,001 - 400,000	71	24,836,752.83	20.21	664	86.65	7.935	0.00
400,001 - 500,000	32	14,524,962.96	11.82	664	82.35	7.645	0.00
500,001 - 600,000	14	7,678,076.79	6.25	667	83.62	7.972	0.00
600,001 - 700,000	5	3,127,020.86	2.54	701	85.10	7.202	0.00
Total:	638	$122,901,362.03	100.00%	658	84.89%	7.959%	0.00%

Mimimum Remaining Balance: 23,400.00
Maximum Remaining Balance: 674,401.55
Average Remaining Balance: 192,635.36

Top

3. Fico Scores

Fico Scores	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
<= 500	1	$135,076.94	0.11%	500	85.00%	9.050%	0.00%
501 - 525	15	1,940,707.80	1.58	514	75.23	9.363	0.00
526 - 550	18	2,174,761.03	1.77	535	71.69	8.945	0.00
551 - 575	28	4,771,271.02	3.88	565	81.98	8.254	0.00
576 - 600	73	12,908,436.81	10.50	589	79.75	8.351	0.00
601 - 625	82	13,914,934.63	11.32	612	82.03	7.933	0.00
626 - 650	92	18,181,675.71	14.79	638	85.26	8.056	0.00
651 - 675	111	23,367,521.47	19.01	664	87.72	7.792	0.00
676 - 700	88	16,664,608.74	13.56	686	87.02	7.775	0.00
701 - 725	57	13,232,909.26	10.77	714	87.28	7.691	0.00
726 - 750	36	7,750,242.62	6.31	736	87.89	7.896	0.00
751 - 775	24	5,359,800.93	4.36	764	84.69	7.711	0.00
776 - 800	10	2,099,251.32	1.71	786	87.41	7.834	0.00
801 - 825	3	400,163.75	0.33	802	83.93	7.286	0.00
Total:	638	$122,901,362.03	100.00%	658	84.89%	7.959%	0.00%

Minimum FICO: 500
Maximum FICO: 803
WA FICO: 658

Top

4. Original Term

Original Term	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
121 - 180	9	$645,794.77	0.53%	643	81.21%	7.795%	0.00%
181 - 240	2	147,787.54	0.12	554	83.40	9.356	0.00
301 - 360	627	122,107,779.72	99.35	658	84.91	7.958	0.00
Total:	638	$122,901,362.03	100.00%	658	84.89%	7.959%	0.00%

Minimum Original Term: 180
Maximum Original Term: 360
WA Original Term: 359

Top

5. Remaining Term

Remaining Term	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
<= 180	9	$645,794.77	0.53%	643	81.21%	7.795%	0.00%
181 - 348	2	147,787.54	0.12	554	83.40	9.356	0.00
349 - 360	627	122,107,779.72	99.35	658	84.91	7.958	0.00
Total:	638	$122,901,362.03	100.00%	658	84.89%	7.959%	0.00%

Minimum Remaining Term: 177
Maximum Remaining Term: 359
WA Remaining Term: 357

Top

6. Property Type

Property Type	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
Single Family	363	$65,823,743.27	53.56%	657	85.79%	7.968%	0.00%
2-4 Unit	122	26,822,668.16	21.82	657	82.42	7.966	0.00
PUD - Detached	79	16,533,603.80	13.45	665	87.24	8.083	0.00
Condo	63	12,018,443.16	9.78	655	81.90	7.711	0.00
PUD - Attached	11	1,702,903.64	1.39	623	87.11	8.060	0.00
Total:	638	$122,901,362.03	100.00%	658	84.89%	7.959%	0.00%

Top

7. Occupancy Status

Occupancy Status	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
Investment Property	501	$98,450,139.99	80.11%	659	85.27%	8.032%	0.00%
Second Home	137	24,451,222.04	19.89	651	83.34	7.665	0.00
Total:	638	$122,901,362.03	100.00%	658	84.89%	7.959%	0.00%

Top

8. Loan Purpose

Loan Purpose	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
Purchase	408	$80,937,828.43	65.86%	671	87.90%	7.980%	0.00%
Refinance - Cashout	203	37,794,706.08	30.75	632	79.50	7.942	0.00
Refinance - Rate/Term	27	4,168,827.52	3.39	622	75.29	7.706	0.00
Total:	638	$122,901,362.03	100.00%	658	84.89%	7.959%	0.00%

Top

9. Original Loan to Value Ratio

Original Loan to Value Ratio	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
<= 50.00	6	$674,042.63	0.55%	601	31.22%	7.644%	0.00%
50.01 - 60.00	7	1,101,960.76	0.90	620	56.19	7.110	0.00
60.01 - 70.00	33	7,735,147.14	6.29	611	67.09	7.842	0.00
70.01 - 80.00	167	32,410,386.88	26.37	646	78.54	7.667	0.00
80.01 - 90.00	338	66,388,810.90	54.02	664	88.78	8.012	0.00
90.01 - 100.00	87	14,591,013.72	11.87	682	95.36	8.511	0.00
Total:	638	$122,901,362.03	100.00%	658	84.89%	7.959%	0.00%

Minimum Loan-to-Value Ratio: 15.89
Maximum Loan-to-Value Ratio: 100.00
WA Loan-to-Value Ratio By Original Balance: 84.89

Top

10. COMBINED LOAN-TO-VALUE RATIO OF THE LOANS

COMBINED LOAN-TO-VALUE RATIO OF THE LOANS	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
50.000 <=	6	$674,042.63	0.55%	601	31.22%	7.644%	0.00%
50.001 - 60.000	7	1,101,960.76	0.90	620	56.19	7.110	0.00
60.001 - 70.000	32	7,659,592.24	6.23	611	67.06	7.835	0.00
70.001 - 75.000	35	6,410,835.34	5.22	616	73.93	8.005	0.00
75.001 - 80.000	81	15,873,685.92	12.92	635	79.50	7.831	0.00
80.001 - 85.000	70	12,783,782.02	10.40	645	84.18	8.223	0.00
85.001 - 90.000	265	53,130,217.08	43.23	669	89.83	7.956	0.00
90.001 - 95.000	61	13,873,659.62	11.29	680	94.55	8.356	0.00
95.001 - 100.000	81	11,393,586.42	9.27	683	82.49	7.530	0.00
Total:	638	$122,901,362.03	100.00%	658	84.89%	7.959%	0.00%

WA CLTV: 86.58

* At closing, no loan will have a Loan-to-Value Ratio exceeding 100.00%

Top

11. Geographic Distribution By Balance

Geographic Distribution By Balance	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
Alabama	3	$325,502.05	0.26%	635	81.93%	7.933%	0.00%
Arizona	47	8,153,502.71	6.63	683	88.43	8.205	0.00
California	114	35,029,532.13	28.50	657	84.03	7.877	0.00
Colorado	4	629,692.61	0.51	645	81.23	7.841	0.00
Connecticut	8	1,678,900.32	1.37	622	82.59	8.161	0.00
Delaware	1	193,715.00	0.16	679	85.00	7.825	0.00
Florida	92	15,976,463.38	13.00	652	85.78	8.172	0.00
Georgia	15	2,456,337.13	2.00	646	83.07	7.542	0.00
Hawaii	9	3,495,249.43	2.84	675	86.64	6.961	0.00
Idaho	7	858,847.51	0.70	621	86.57	7.663	0.00
Illinois	17	2,522,436.22	2.05	645	80.95	7.918	0.00
Indiana	14	1,414,107.10	1.15	623	85.12	8.583	0.00
Iowa	4	410,764.65	0.33	695	82.52	7.805	0.00
Kansas	1	74,575.00	0.06	649	95.00	8.475	0.00
Kentucky	6	568,390.82	0.46	659	85.14	8.032	0.00
Louisiana	1	51,812.28	0.04	565	85.00	7.600	0.00
Maine	2	332,805.48	0.27	629	77.52	8.473	0.00
Maryland	6	1,658,804.34	1.35	660	85.53	7.352	0.00
Massachusetts	16	4,641,909.25	3.78	655	81.00	8.058	0.00
Michigan	22	1,838,706.98	1.50	634	87.20	8.539	0.00
Minnesota	3	358,375.08	0.29	614	90.00	8.864	0.00
Mississippi	1	23,400.00	0.02	583	100.00	10.950	0.00
Missouri	5	315,959.34	0.26	608	83.45	8.653	0.00
Montana	3	341,970.52	0.28	652	71.60	7.679	0.00
Nebraska	1	93,431.99	0.08	617	85.00	7.600	0.00
Nevada	31	6,266,654.93	5.10	683	88.09	7.567	0.00
New Hampshire	1	189,869.24	0.15	644	95.00	7.875	0.00
New Jersey	25	6,814,715.66	5.54	669	86.44	7.882	0.00
New Mexico	4	384,874.91	0.31	568	88.25	9.023	0.00
New York	26	7,999,053.58	6.51	676	85.04	7.758	0.00
North Carolina	2	96,581.53	0.08	666	90.96	9.185	0.00
Ohio	39	3,271,548.94	2.66	634	87.47	8.163	0.00
Oklahoma	4	433,323.15	0.35	667	83.57	7.275	0.00
Oregon	9	1,783,698.08	1.45	643	79.84	7.966	0.00
Pennsylvania	15	1,565,671.93	1.27	660	84.24	8.375	0.00
Rhode Island	8	2,018,004.61	1.64	684	84.17	8.368	0.00
South Carolina	6	1,061,584.60	0.86	654	83.23	8.340	0.00
South Dakota	3	358,039.30	0.29	695	88.77	8.406	0.00
Tennessee	6	455,723.06	0.37	655	78.99	8.104	0.00
Texas	31	3,421,307.55	2.78	622	84.04	8.244	0.00
Utah	6	632,509.11	0.51	697	86.32	7.842	0.00
Washington	7	1,264,688.39	1.03	641	84.07	8.128	0.00
Virginia	4	382,680.91	0.31	644	88.54	8.750	0.00
West Virginia	1	59,844.70	0.05	605	69.77	9.650	0.00
Wisconsin	7	796,240.18	0.65	639	87.24	8.218	0.00
Washington DC	1	199,556.35	0.16	590	35.87	7.550	0.00
Total:	638	$122,901,362.03	100.00%	658	84.89%	7.959%	0.00%

Total Number Of Stated Represented:: 46

Top

12. Documentation

Documentation	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
Stated Documentation	421	$87,924,769.56	71.54%	667	84.98%	8.109%	0.00%
Full Documentation	212	34,083,434.45	27.73	635	84.82	7.586	0.00
Limited Documentation	5	893,158.02	0.73	608	78.37	7.466	0.00
Total:	638	$122,901,362.03	100.00%	658	84.89%	7.959%	0.00%

Top

13. Mortgage Rate

Mortgage Rate	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
5.001 - 5.500	4	$842,617.96	0.69%	663	83.24%	5.351%	0.00%
5.501 - 6.000	8	1,916,390.83	1.56	661	80.72	5.899	0.00
6.001 - 6.500	19	3,670,053.42	2.99	669	79.21	6.281	0.00
6.501 - 7.000	57	13,770,118.50	11.20	680	83.91	6.819	0.00
7.001 - 7.500	63	14,943,753.85	12.16	678	82.43	7.292	0.00
7.501 - 8.000	144	31,566,107.25	25.68	658	83.50	7.803	0.00
8.001 - 8.500	126	24,521,649.26	19.95	660	86.32	8.303	0.00
8.501 - 9.000	120	19,929,531.48	16.22	649	88.29	8.735	0.00
9.001 - 9.500	41	6,138,646.16	4.99	628	88.35	9.175	0.00
9.501 - 10.000	35	4,131,074.20	3.36	586	83.42	9.811	0.00
10.001 - 10.500	13	741,790.00	0.60	632	92.29	10.260	0.00
10.501 - 11.000	5	585,647.03	0.48	572	84.76	10.824	0.00
11.001 - 11.500	1	56,213.06	0.05	547	75.00	11.400	0.00
11.501 - 12.000	1	51,779.00	0.04	577	100.00	11.600	0.00
12.001 - 12.500	1	35,990.03	0.03	631	100.00	12.150	0.00
Total:	638	$122,901,362.03	100.00%	658	84.89%	7.959%	0.00%

Minimum Rate: 5.250
Maximum Rate: 12.150
WA Rate: 7.959

Top

14. Maximum Rate

Maximum Rate	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
<= 0.000	73	$4,845,097.87	3.94%	642	84.28%	8.422%	0.00%
12.001 - 12.500	4	842,617.96	0.69	663	83.24	5.351	0.00
12.501 - 13.000	6	1,636,919.86	1.33	662	81.59	5.883	0.00
13.001 - 13.500	17	3,432,890.00	2.79	670	79.12	6.287	0.00
13.501 - 14.000	52	13,280,992.94	10.81	681	84.22	6.818	0.00
14.001 - 14.500	60	14,819,227.48	12.06	679	82.57	7.302	0.00
14.501 - 15.000	140	31,246,707.52	25.42	658	83.72	7.810	0.00
15.001 - 15.500	113	23,464,103.08	19.09	661	86.53	8.301	0.00
15.501 - 16.000	110	19,205,976.89	15.63	649	88.37	8.736	0.00
16.001 - 16.500	34	5,759,299.80	4.69	626	88.04	9.172	0.00
16.501 - 17.000	23	3,517,541.47	2.86	576	81.74	9.797	0.00
17.001 - 17.500	3	349,504.11	0.28	590	83.63	10.177	0.00
17.501 - 18.000	2	444,269.99	0.36	545	80.00	10.863	0.00
18.001 - 18.500	1	56,213.06	0.05	547	75.00	11.400	0.00
Total:	638	$122,901,362.03	100.00%	658	84.89%	7.959%	0.00%

Minimum Maximum Rate: 12.250
Maximum Maximum Rate: 18.400
WA Maximum Rate: 14.937

Top

15. Gross Margin

Gross Margin	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
<= 0.000	73	$4,845,097.87	3.94%	642	84.28%	8.422%	0.00%
3.501 - 4.000	5	981,238.79	0.80	660	85.19	7.857	0.00
4.501 - 5.000	53	10,031,030.40	8.16	654	85.73	7.807	0.00
5.001 - 5.500	4	641,750.00	0.52	666	86.82	8.257	0.00
5.501 - 6.000	390	85,391,667.87	69.48	663	85.53	7.869	0.00
6.001 - 6.500	100	19,359,013.22	15.75	646	82.49	8.251	0.00
6.501 - 7.000	8	878,292.72	0.71	569	79.19	9.110	0.00
7.001 - 7.500	5	773,271.16	0.63	577	71.34	8.192	0.00
Total:	638	$122,901,362.03	100.00%	658	84.89%	7.959%	0.00%

Minimum Gross Margin: 3.900
Maximum Gross Margin: 7.200
WA Gross Margin: 5.801

Top

16. Next Rate Adjustment Date

Next Rate Adjustment Date	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
0000-00	73	$4,845,097.87	3.94%	642	84.28%	8.422%	0.00%
2007-06	25	6,183,645.74	5.03	639	82.46	8.101	0.00
2007-07	76	14,955,642.16	12.17	656	84.13	8.043	0.00
2007-08	274	55,636,595.64	45.27	659	85.57	7.989	0.00
2007-09	162	36,888,574.30	30.01	660	85.10	7.842	0.00
2008-08	16	2,157,985.06	1.76	698	83.11	7.550	0.00
2008-09	3	632,550.00	0.51	597	89.25	7.729	0.00
2010-06	3	794,901.70	0.65	622	65.59	7.341	0.00
2010-07	2	342,591.06	0.28	666	84.98	7.516	0.00
2010-08	1	179,878.50	0.15	682	90.00	7.990	0.00
2010-09	3	283,900.00	0.23	645	82.24	7.697	0.00
Total:	638	$122,901,362.03	100.00%	658	84.89%	7.959%	0.00%

Top

17. Original Number of Months to Expiration Of Prepayment Penalty Term

Original Number of Months to Expiration Of Prepayment Penalty Term	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
0 - 0	235	$55,915,036.70	45.50%	670	85.59%	8.240%	0.00%
7 - 12	25	5,438,207.64	4.42	656	80.51	8.163	0.00
13 - 24	326	56,772,310.96	46.19	648	84.72	7.682	0.00
25 - 36	52	4,775,806.73	3.89	636	83.66	7.739	0.00
Total:	638	$122,901,362.03	100.00%	658	84.89%	7.959%	0.00%

Top

18. Loan Types

Loan Types	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
2/28 ARM	505	$104,542,269.36	85.06%	656	85.18%	8.002%	0.00%
2/28 ARM - 2 Yr IO	29	8,422,984.48	6.85	682	83.94	7.424	0.00
2/28 ARM - 5 Yr IO	3	699,204.00	0.57	657	80.00	7.282	0.00
3/27 ARM	17	2,132,391.07	1.74	690	83.61	7.679	0.00
3/27 ARM - 3 Yr IO	2	658,143.99	0.54	629	87.38	7.303	0.00
5/25 ARM	9	1,601,271.26	1.30	642	75.43	7.514	0.00
Fixed - 15 Year	9	645,794.77	0.53	643	81.21	7.795	0.00
Fixed - 20 Year	2	147,787.54	0.12	554	83.40	9.356	0.00
Fixed - 30 Year	62	4,051,515.56	3.30	645	84.80	8.488	0.00
Total:	638	$122,901,362.03	100.00%	658	84.89%	7.959%	0.00%

Top

19. Credit Grade

Credit Grade	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
AA	528	$102,438,595.75	83.35%	669	85.95%	7.899%	0.00%
A-	27	3,626,192.99	2.95	590	78.46	8.284	0.00
A+	59	13,373,644.95	10.88	614	81.45	8.199	0.00
B	16	2,178,776.74	1.77	568	74.75	8.374	0.00
C	8	1,284,151.60	1.04	569	71.30	8.640	0.00
Total:	638	$122,901,362.03	100.00%	658	84.89%	7.959%	0.00%

Top

20. Lien Position

Lien Position	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
First Lien	607	$121,563,207.62	98.91%	657	84.72%	7.937%	0.00%
Second Lien	31	1,338,154.41	1.09	677	99.97	10.009	0.00
Total:	638	$122,901,362.03	100.00%	658	84.89%	7.959%	0.00%

Top

21. DTI

DTI	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
0.01 - 5.00	2	$174,321.88	0.14%	715	72.71%	7.065%	0.00%
5.01 - 10.00	5	448,072.59	0.36	640	86.40	8.767	0.00
10.01 - 15.00	11	1,655,094.20	1.35	706	86.06	8.325	0.00
15.01 - 20.00	22	4,021,634.60	3.27	672	85.65	8.040	0.00
20.01 - 25.00	31	7,167,388.15	5.83	643	82.59	8.143	0.00
25.01 - 30.00	34	6,249,160.02	5.08	650	81.42	8.069	0.00
30.01 - 35.00	77	13,617,022.32	11.08	656	84.84	8.135	0.00
35.01 - 40.00	102	21,458,758.01	17.46	671	85.79	7.902	0.00
40.01 - 45.00	128	23,544,546.63	19.16	661	86.23	7.912	0.00
45.01 - 50.00	197	38,024,568.98	30.94	654	85.87	7.932	0.00
50.01 - 55.00	27	6,024,835.83	4.90	627	75.65	7.547	0.00
55.01 - 60.00	1	381,600.00	0.31	593	90.00	8.475	0.00
65.01 - 70.00	1	134,358.82	0.11	663	90.00	8.850	0.00
Total:	638	$122,901,362.03	100.00%	658	84.89%	7.959%	0.00%

low Dti: 1.44
high dti: 67.80
wa dti: 39.56

Top

11 Madison Avenue
New York, New York 10010
www.csfb.com

Disclaimer:All data provided by New Century. This material is provided to you solely for informational purposes, is intended for your use only and does not constitute an offer or commitment, a solicitation of an offer or commitment, or any advice or recommendation, to enter into or conclude any transaction (whether on the indicative terms shown or otherwise). This material has been prepared by CSFB based on assumptions and parameters determined by it in good faith. It is important that you (recipient) understand that those assumptions and parameters are not the only ones that might reasonably have been selected or that could apply in connection with the preparation of these materials or an assessment of the transaction described above. A variety of other or additional assumptions or parameters, or other market factors and other considerations, could result in different contemporaneous good faith analyses or assessment of the transaction described above. Past performance should not be taken as an indication or guarantee of future performance, and no representation or warranty, express or implied is made regarding future performance. Opinions and estimates may be changed without notice. The information set forth above has been obtained from or based upon sources believed by CSFB to be reliable, but CSFB does not represent or warrant its accuracy or completeness. This material does not purport to contain all of the information that an interested party may desire. In all cases, interested parties should conduct their own investigation and analysis of the transaction(s) described in these materials and of the data set forth in them. Each person receiving these materials should make an independent assessment of the merits of pursuing a transaction described in these materials and should consult their own professional advisors. CSFB may, from time to time, participate or invest in other financing transactions with the issuers of the securities referred to herein, perform services for or solicit business from such issuers, and/or have a position or effect transactions in the securities or derivatives thereof. Structured securities are complex instruments, typically involve a high degree of risk and are intended for sale only to sophisticated investors who are capable of understanding and assuming the risks involved. The market value of any structured security may be affected by changes in economic, financial and political factors (including, but not limited to, spot and forward interest and exchange rates), time to maturity, market conditions and volatility and the credit quality of any issuer or reference issuer. Any investor interested in purchasing a structured product should conduct its own investigation and analysis of the product and consult with its own professional advisers as to the risks involved in making such a purchase.